SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 6, 2003
                                 Date of Report
                        (Date of earliest event reported)

                            THE CLASSICA GROUP, INC.
               (Exact name of Registrant as specified in charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)


      0-19721                                         13-3413467
(Commission File No.)                    (IRS Employer Identification Number)

                                2400 Main Street
                                    Suite 12
                          Sayreville, New Jersey 08872
                     (Address of Principal Executive Office)

                                 (732) 363-3800
              (Registrant's telephone number, including area code)


                 (Former Address, if changed since last Report)
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ITEM 5.       OTHER EVENTS

      On October 6, 2003, the Company issued a press release acknowledging that it is aware of the proceedings that were initiated against Mr. Scott G. Halperin, then the Company's Chairman and Chief Executive Officer. On October 7, 2003, the Company issued a press release announcing that its Board of Directors met to address those proceeding, but adjourned to enable Mr. Halperin to meet with his attorney. On October 8, 2003, the Company issued a press release announcing the resignation of Mr. Halperin as director, Chairman and Chief Executive Officer, and the appointment of Mr. Bernard F. Lillis, Jr. as acting Chief Executive Officer until such time as a replacement is hired.

      Copies of the press releases are attached hereto as Exhibits 99.1, 99.2 and 99.3.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.
         (b) Not applicable.
         (c) Exhibits Description

                  99.1              Press Release dated October 6, 2003.
                  99.2              Press Release dated October 7, 2003.
                  99.3              Press Release dated October 8, 2003.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE CLASSICA GROUP, INC.
DATE:  October 10, 2003                 By: /s/ Bernard F. Lillis, Jr.
                                            --------------------------
                                                Bernard F. Lillis, Jr.
                                                Chief Executive Officer
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                                INDEX TO EXHIBITS

         Exhibit
         Number            Description

         99.1              Press Release dated October 6, 2003.
         99.2              Press Release dated October 7, 2003.
         99.3              Press Release dated October 8, 2003.